Exhibit 10.1

AVALONBAY COMMUNITIES, INC.
SHAREHOLDERS AGREEMENT

This Shareholders Agreement (this “Agreement”) is entered into as of [             ], by and among AvalonBay Communities, Inc., a Maryland corporation (“AVB”), Archstone Enterprise LP, a Delaware limited partnership (“Archstone”) and Lehman Brothers Holdings Inc., a Delaware corporation (“LBHI”).  AVB, Archstone and LBHI are sometimes referred to herein as the “Parties” and each, a “Party.”

WHEREAS, on November 26, 2012, Archstone, LBHI, AVB, ERP Operating Limited Partnership, an Illinois limited partnership (“ERPOP”), and Equity Residential, a Maryland real estate investment trust, entered into an Asset Purchase Agreement (as it may be amended from time to time, the “Asset Purchase Agreement”) pursuant to which, among other things, (i) ERPOP and AVB or one or more Buyer Designees (as defined in the Asset Purchase Agreement) have agreed to acquire all of the assets and assume all of the liabilities of Archstone (other than as provided therein), (ii) ERPOP has agreed to deliver, or cause its Buyer Designees to deliver, to Archstone (or, if so directed by Archstone, to LBHI and/or a Lehman Designee (as defined in the Asset Purchase Agreement)) the ERPOP Equity Consideration (as defined in the Asset Purchase Agreement), and (iii) AVB has agreed to deliver, or cause its Buyer Designees to deliver, to Archstone (or, if so directed by Archstone, to LBHI and/or a Lehman Designee) the AVB Equity Consideration (as defined in the Asset Purchase Agreement); and

WHEREAS, pursuant to and in accordance with Section 10.1.6(a) of the Asset Purchase Agreement, as a condition precedent to receiving the AVB Equity Consideration, each of the LBHI Parties have agreed to be bound by the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE 1
DEFINITIONS

1.1              Definitions.  When used in this Agreement, the following terms in all of their tenses, cases and correlative forms shall have the meanings assigned to them in this Section 1.1 or elsewhere in this Agreement. Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Asset Purchase Agreement.  “Beneficial Ownership” and “Beneficially Own” shall have the meaning given to such term in Rule 13d-3 under the Exchange Act (disregarding the reference to “within 60 days” in Rule 13d-3(d)(1)(i)).

“Extraordinary Transactions” means (a) any merger, consolidation, sale of all or substantially all of the assets, other business combination, liquidation, reclassification, recapitalization, restructuring or other similar action to which AVB is a constituent party, or (b) any issuance of securities to any Person or Group (within the meaning of Section 13(d)(3) of the Exchange Act) requiring approval of the common shareholders of AVB in accordance with any

Law or the rules and regulations of the New York Stock Exchange as to such matters, as in effect from time to time.

“LBHI Party” means Archstone, LBHI and any Lehman Designee holding AVB Common Shares.

“Permitted Transfers” shall mean, in each case, so long as (x) such Transfer is in accordance with applicable Law and (y) each LBHI Party is and at all times has been in compliance with Article 3 of this Agreement (other than any unintentional noncompliance that was cured as promptly as practicable upon the applicable LBHI Parties becoming aware of such noncompliance): (i) any Transfer to an Affiliate of the applicable LBHI Party or a liquidating trust established pursuant to the Plan, so long as such Person, in connection with such Transfer, executes a joinder to this Agreement in the form attached hereto as Exhibit A, pursuant to which such Person or Group (within the meaning of Section 13(d)(3) of the Exchange Act) agrees to become a Party to this Agreement and subject to the restrictions applicable to a LBHI Party and otherwise become a Party for all purposes of this Agreement; provided that no such Transfer(s) shall relieve the transferring LBHI Party or LBHI Parties from the obligations of such LBHI Party or LBHI Parties under this Agreement, and (ii) any Transfer solely to tender any of the AVB Equity Consideration into a tender or exchange offer commenced by AVB or a third party if the board of directors of AVB has affirmatively publicly recommended to the AVB shareholders acceptance of such tender offer or exchange offer pursuant to Rule 14d-9 under the Exchange Act with respect to a third party tender or exchange offer or has determined not to oppose (as evidenced by its filings pursuant to such Rule 14d-9) the tender or exchange offer.

“Plan” shall mean that certain Modified Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its Affiliated Debtors, dated December 6, 2011 and that certain Order Confirming Modified Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its Affiliated Debtors, dated December 6, 2011, [Docket No. 23023].

“Qualified Successor Transfer” shall mean any Transfer of common equity securities of AVB: (i) through an underwritten offering, (ii) to an underwriter that participates in a public offering (including a “bought deal” or a registered block trade) of common equity securities of AVB, but only to the extent necessary to facilitate such public offering, (iii) to Persons that are and will remain (for so long as such Persons own a sufficient number of common equity securities of AVB to require a filing on Schedule 13G under the Exchange Act) eligible to file a Schedule 13G with the Securities and Exchange Commission with respect to such common equity securities of AVB, (iv) pursuant to Rule 144 under the Securities Act, (v) to any bona fide financing source pursuant to a pledge by any LBHI Party of any of the AVB Equity Consideration as collateral securing indebtedness of such LBHI Party or any of its Affiliates, (vi) pursuant to a sale conducted by a bona fide financing source described in the preceding clause (v) in connection with a foreclosure with respect to any of the AVB Equity Consideration or a conveyance in lieu of foreclosure to any such financing source or its Affiliates, (vii) in a transaction described in clause (ii) of the definition of Permitted Transfers or (viii) during a “subsequent offering period” (as referenced in Rule 14d-11 of the Exchange Act) to any Person who has made a tender or exchange offer for all outstanding AVB Common Shares and who has purchased a number of AVB Common Shares tendered pursuant to such tender or exchange offer such that such Person, together with its Affiliates, Beneficially Owns in excess of 50% of the outstanding AVB Common Shares following the expiration of the initial offering period for such tender or exchange offer.

“Standstill Period” shall mean the period beginning on the date hereof and ending on the first date on which the LBHI Parties (and any Affiliate transferees) in the aggregate cease to Beneficially Own 5% or more of the outstanding common equity securities of AVB.

“Transfer” means (i) any direct or indirect offer, sale, assignment, encumbrance, pledge, hypothecation, disposition, loan or other transfer (by operation of law or otherwise), either voluntary or involuntary, or entry into any contract, option or other arrangement or understanding with respect to any offer, sale, assignment, encumbrance, pledge, hypothecation, disposition, loan or other transfer (by operation of law or otherwise), of any capital stock (or any security convertible or exchangeable into capital stock) or interest in any capital stock or (ii) during the Lock-Up Period only, in respect of any capital stock or interest in any capital stock, to enter into any swap or any other agreement, transaction or series of transactions that hedges or transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of such capital stock or interest in capital stock, whether any such swap, agreement, transaction or series of transactions is to be settled by delivery of securities, in cash or otherwise (and with respect to the AVB Equity Consideration, this clause (ii) shall be deemed to include, without limitation, any hedging arrangement or transfer based on the FTSE NAREIT All Residential Capped Index, the FTSE NAREIT Equity Residential Index, the FTSE NAREIT Equity Apartments Index or any other index of which the capital stock of AVB represents at least 5% of the value at the time such hedging arrangement or transfer is entered into).

ARTICLE 2
LOCK-UP AGREEMENT

2.1                               Other than in the case of a Permitted Transfer, no LBHI Party shall Transfer any of the AVB Equity Consideration for the period beginning on the date hereof and ending on April 26, 2013 (such period, the “Lock-Up Period”).   For the avoidance of doubt, nothing in this Section 2.1 shall prohibit any LBHI Party, from and after the expiration of the Lock-Up Period, from entering into any swap, derivative or any other agreement, transaction or series of transactions that hedges or transfers, in whole or in part, directly or indirectly, the economic consequence or ownership of the AVB Equity Consideration or interest in the AVB Equity Consideration, whether any such swap, derivative, agreement, transaction or series of transactions is to be settled by delivery of securities, in cash or otherwise, including, without limitation, any hedging arrangement or transfer based on any index referenced in the definition of “Transfer”.

2.2                               Any Transfer or attempted Transfer of any of the AVB Equity Consideration in violation of this Article 2 shall, to the fullest extent permitted by Law, be null and void ab initio, and AVB shall not, and shall instruct its transfer agent and other third parties not to, record or recognize any such purported Transfer on the share register of AVB.

ARTICLE 3
STANDSTILL AGREEMENT

3.1                               During the Standstill Period, the LBHI Parties shall not, directly or indirectly, without the prior written consent of AVB:

3.1.1                     Acquire, agree to acquire or make any public proposal to acquire, directly or indirectly, Beneficial Ownership of common equity securities of AVB or any other securities of AVB entitled to vote generally in the election of directors of AVB (collectively, “Voting Securities”), or securities of the Company that are convertible, exchangeable or exercisable into Voting Securities (other than (i) the receipt of common equity securities of AVB pursuant to the Asset Purchase Agreement, (ii) the acquisition of common equity securities of AVB or other Voting Securities as a result of any stock splits, stock dividends or other distributions or recapitalizations, reclassifications, reorganizations or similar transactions or offerings made available by AVB to holders of Voting Securities, including rights offerings, and (iii) from an Affiliate of any LBHI Party in a Permitted Transfer);

3.1.2                     Deposit any Voting Securities in a voting trust or similar arrangement or subject any Voting Securities to any voting agreement, pooling arrangement or similar arrangement (other than (x) with another LBHI Party or any direct or indirect subsidiary of the LBHI Parties or (y) in connection with any transaction contemplated by the Asset Purchase Agreement or this Agreement), or grant any proxy with respect to any Voting Securities (other than (x) to AVB or a person specified by AVB, in a proxy card provided to shareholders of AVB by or on behalf of AVB, (y) to another LBHI Party or any direct or indirect subsidiary of the LBHI Parties, or (z) as otherwise necessary to permit any LBHI Party to vote Voting Securities as expressly permitted by Section 4.2);

3.1.3                     Enter, agree to enter, propose or offer to enter into or facilitate any merger, business combination, tender offer, recapitalization, restructuring, change in control transaction or other similar extraordinary transaction involving AVB or any of its subsidiaries (excluding voting as a shareholder with respect to such a transaction, to the extent permitted by Section 4.2, or tendering shares in a tender offer);

3.1.4                     Make, or in any way participate or engage in, any “solicitation” of “proxies” (as such terms are used in the proxy rules of the Securities and Exchange Commission) to vote, or advise or knowingly influence any Person (other than a controlled Affiliate of any LBHI Party) with respect to the voting of, any voting securities of AVB or any of its subsidiaries;

3.1.5                     Call, or seek to call, a meeting of the shareholders of AVB or initiate any shareholder proposal for action by the shareholders of AVB;

3.1.6                     Form, join or in any way participate in a Group (within the meaning of Section 13(d)(3) of the Exchange Act) (other than with another LBHI Party or an Affiliate of any LBHI Party, or any direct or indirect subsidiary, of any LBHI Party), with respect to any voting securities of AVB;

3.1.7                     Otherwise act, alone or in concert with others, to seek to control or influence the board of directors of AVB, or the management or policies of AVB (including, without limitation, the submission of nominees for election to the board of directors of AVB);

3.1.8                     Publicly disclose any intention, plan or arrangement prohibited by, or inconsistent with, the foregoing;

3.1.9                     Advise or knowingly assist or encourage or enter into any discussions, negotiations, agreements or arrangements with any other Person or Group (within the meaning of Section 13(d)(3) of the Exchange Act) in connection with the foregoing; or

3.1.10              Propose, seek or request permission to do any of the foregoing, request to amend or waive any provision of this Article 3 (including, without limitation, this clause 3.1.10), make or seek permission to make any public announcement with respect to any of the foregoing or take any action that such Person reasonably believes will require AVB to make a public announcement regarding the possibility of a business combination, merger or other type or transaction described above.

ARTICLE 4
VOTING AGREEMENT

4.1                               From and after the date hereof through and including the first anniversary of the date hereof (but in any event only so long as the Standstill Period is continuing), the LBHI Parties shall vote (including, through the execution of one or more written consents, if applicable) all common equity securities of AVB with respect to which the LBHI Parties have the power to vote (including the AVB Equity Consideration), in accordance with the recommendations of the board of directors of AVB with respect to any action, proposal or other matter to be voted on by the respective common equity holders of AVB; provided that, so long as each of the LBHI Parties is and has at all times been in compliance with the provisions of Article 3 of this Agreement (other than any unintentional noncompliance that was cured as promptly as practicable upon the applicable LBHI Parties becoming aware of such noncompliance), the LBHI Parties may vote their common equity securities of AVB in their sole discretion with respect to Extraordinary Transactions if and to the extent submitted to a vote of AVB common equity holders.

4.2                               Following the first anniversary of the date hereof and continuing until the termination of the Standstill Period, the LBHI Parties shall vote (including, through the execution of one or more written consents, if applicable) all common equity securities of AVB held by the LBHI Parties (including the AVB Equity Consideration): (i) in accordance with the recommendation of the board of directors of AVB with respect to (A) any election of directors, (B) compensation matters and matters relating to equity or other incentive plans (including the adoption of any new plan or the amendment of any existing plan, including to increase the amount of equity or other compensation issuable thereunder), and (C) any amendment to AVB’s articles of incorporation to increase the authorized capital stock, (ii) on all shareholder proposals, in one of the following two manners, at the election of the LBHI Parties (x) proportionally in accordance with the votes of other shareholders of AVB or (y) in accordance with the recommendation of the board of directors of AVB, and (iii) on all other matters, in the sole and absolute discretion of the LBHI Parties.

ARTICLE 5
TRANSFERS

5.1                               Until the one-year anniversary of the last day of the Standstill Period, prior to and as a condition to any Transfer (other than solely in the case of a Qualified Successor Transfer) by a LBHI Party of AVB Common Shares (including the AVB Equity Consideration) to any Person or Group (within the meaning of Section 13(d)(3) of the Exchange Act) that would result in such Person or Group acquiring more than 5% of AVB’s outstanding common equity securities from the LBHI Parties or their Affiliates, such Person or Group shall be required to execute a joinder to this Agreement, in the form attached hereto as Exhibit A, pursuant to which such Person or Group agrees to become a Party to this Agreement and subject to the restrictions applicable to a LBHI Party and otherwise become a Party for all purposes of this Agreement; provided that no such Transfer(s) shall relieve the transferring LBHI Party or LBHI Parties from their obligations under this Agreement.

ARTICLE 6
REPRESENTATIONS AND WARRANTIES OF AVB

6.1                               AVB hereby represents and warrants to the other Parties as follows:

6.1.1                     AVB has been duly formed, is validly existing, and, where such concept is applicable, is in good standing under the laws of its jurisdiction of organization. AVB has all requisite power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement.

6.1.2                     The execution and delivery by AVB of this Agreement and the performance by AVB of its obligations under this Agreement do not and will not conflict with or violate any provision of, or require the consent or approval of any Person (except for any such consents or approvals which have been obtained) under, (i) applicable Law, or (ii) the organizational documents of AVB.

6.1.3                     The execution and delivery by AVB of this Agreement and the performance by AVB of its obligations under this Agreement have been duly authorized by all necessary corporate or other analogous action on the part of AVB. This Agreement has been duly executed and delivered by AVB and, assuming the due authorization, execution and delivery by the other Parties hereto, constitutes a legal, valid and binding obligation of AVB, enforceable against AVB in accordance with its terms, subject to bankruptcy, insolvency and other Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

ARTICLE 7
REPRESENTATIONS AND WARRANTIES OF LBHI AND ARCHSTONE

7.1                               Each of LBHI and Archstone hereby severally, and not jointly and severally, represents and warrants to the other Parties as follows:

7.1.1       Each LBHI Party has been duly formed, is validly existing, and, where such concept is applicable, is in good standing under the laws of its jurisdiction of organization. LBHI and Archstone have all requisite power and authority to execute and deliver this Agreement and each LBHI Party has all requisite power and authority to perform its obligations under this Agreement.

7.1.2       The execution and delivery by LBHI and Archstone of this Agreement and the performance by each of the LBHI Parties of their obligations under this Agreement do not and will not conflict with or violate any provision of, or require the consent or approval of any Person (except for any such consents or approvals which have been obtained) under, (i) applicable Law, or (ii) the organizational documents of any LBHI Party.

7.1.3       The execution and delivery by LBHI and Archstone of this Agreement and the performance by LBHI and Archstone of their obligations under this Agreement have been duly authorized by all necessary corporate or other analogous action on the part of LBHI and Archstone. This Agreement has been duly executed and delivered by LBHI and Archstone and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of LBHI and Archstone, enforceable against LBHI and Archstone in accordance with its terms, subject to bankruptcy, insolvency and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

7.1.4       Each of LBHI and Archstone acknowledges that the securities included in the AVB Equity Consideration have not been registered under the Securities Act or any state securities laws.

ARTICLE 8
MISCELLANEOUS PROVISIONS

8.1          Notices.  All notices, consents and other communications hereunder shall be in writing (including telecopy or similar writing) and shall be deemed to have been duly given (a) when delivered by hand or by Federal Express or a similar overnight courier to (or if that day is not a Business Day, or if delivered after 5:00 p.m., New York, New York time on a Business Day, on the first following day that is a Business Day), (b) five (5) days after being deposited in any United States Post Office enclosed in a postage prepaid, registered or certified envelope addressed to, or (c) when successfully transmitted by facsimile to, the Party for whom intended, at the address or facsimile number for such Party set forth in Section 16.1 of the Asset Purchase Agreement.

8.2          LBHI Parties.  LBHI shall cause each LBHI Party to perform and observe all obligations applicable to such LBHI Party hereunder.

8.3          Entire Agreement.  This Agreement sets forth the entire agreement and understanding of the Parties in respect of the provisions contained herein and supersedes all prior discussions, negotiations, agreements, arrangements and understandings, whether oral or written, relating to the subject matter hereof and thereof. There are no warranties, representations or other agreements between the Parties in connection with the subject matter of this Agreement, except as specifically set forth in this Agreement.

8.4          Amendments and Waivers.

8.4.1       Any provision of this Agreement may be amended or modified only by a written instrument signed by all of the Parties hereto.

8.4.2       No waiver hereunder shall be valid or binding unless set forth in writing and duly executed by the Party against whom enforcement of the waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the Party granting such waiver in any other respect or at any other time. Neither the waiver by any of the Parties of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the Parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. Except as otherwise provided herein, no action taken pursuant to this Agreement, including any investigation by or on behalf of any Party, shall be deemed to constitute a waiver by the Party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement.

8.5          Governing Law.  This Agreement shall be construed, performed and enforced in accordance with the laws of the State of Maryland (without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction).

8.6          Remedies; Specific Performance.  The Parties hereto agree that monetary damages would not be an adequate remedy in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is expressly agreed that the Parties hereto shall be entitled to equitable relief, including injunctive relief and specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or in equity.

8.7          WAIVER OF TRIAL BY JURY.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY OR CLAIM WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. THIS WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 8.7 AND EXECUTED BY EACH OF THE PARTIES HERETO). The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter herein, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.7.

8.8          Binding Effect.  This Agreement will be binding upon, inure solely to the benefit of and be enforceable by the Parties and their respective permitted successors and assigns.

8.9          Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, such term, provision, covenant or restriction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

8.10        Counterparts.  This Agreement may be executed and delivered in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. It is the express intent of the Parties to be bound by the exchange of signatures on this Agreement via facsimile or electronic mail via the portable document format (PDF). A facsimile or other copy of a signature shall be deemed an original. This Agreement shall become effective when each Party hereto shall have received a counterpart hereof signed by all of the other Parties hereto. Until and unless each Party has received a counterpart hereof signed by the other Parties hereto, this Agreement shall have no effect and no Party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

8.11        Third Parties.  Except as otherwise expressly provided herein, no provision of this Agreement is intended or shall confer on any Person, other than the Parties (and their successors and permitted assigns), any rights under this Agreement and no other Person shall be entitled to rely thereon.

8.12        Assignment.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, delegated or otherwise transferred by any Party (whether by operation of law or otherwise) without the prior written consent of the other Parties. Notwithstanding the foregoing, (i) AVB shall have the right to assign all or certain provisions of this Agreement, or any interest herein, and may delegate any duty or obligation hereunder, without the consent of the other Parties, to any Affiliate of AVB, and (ii) the LBHI Parties shall have the right to assign certain provisions of this Agreement, without the consent of the other Parties, only as specifically permitted by Articles 2 and 5 of this Agreement; provided that, in the case of each of clauses (i) and (ii), no such assignment or delegation shall relieve such Party of any of its obligations hereunder. Any attempted assignment, delegation or transfer in violation of this Section 8.12 shall be null and void.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date set forth above.

AVALONBAY COMMUNITIES, INC.

By:
Name:
Title:

ARCHSTONE ENTERPRISE LP

By:
Name:
Title:

LEHMAN BROTHERS HOLDINGS INC.

By:
Name:
Title:

[SIGNATURE PAGE TO AVALONBAY COMMUNITIES, INC. SHAREHOLDERS AGREEMENT]

EXHIBIT A

FORM OF JOINDER AGREEMENT

The undersigned is acquiring, simultaneously with the execution of this Joinder Agreement, [•] shares of [•] (the “Securities”), of AvalonBay Communities, Inc., a Maryland corporation (“AVB”).

WHEREAS, as a condition to the acquisition of the Securities, the undersigned has agreed to join in a certain Shareholders Agreement (as it may be amended from time to time the “Shareholders Agreement”), dated as of [•], 2012 among AVB, Archstone Enterprise LP, a Delaware limited partnership (“Archstone”), Lehman Brothers Holdings, Inc., (“LBHI”) and the other parties signatory thereto; and

WHEREAS, the undersigned understands that the execution of this Joinder Agreement is a condition precedent to the acquisition of the Securities.

NOW, THEREFORE, as an inducement to AVB and to the holder from whom or which the undersigned is acquiring the Securities to consummate the transfer of the Securities to the undersigned, the undersigned hereby agrees to join in the Shareholders Agreement and agrees to be bound by all of the terms, restrictions, obligations and agreements thereof applicable to an “LBHI Party” thereunder, and the undersigned hereby represents and warrants that:

The undersigned has been duly formed, is validly existing and, where such concept is applicable, is in good standing under the laws of its jurisdiction of organization. The undersigned has all requisite power and authority to execute and deliver this Joinder Agreement and the Shareholders Agreement and to perform its obligations hereunder and thereunder.

The execution and delivery by the undersigned of this Joinder Agreement and the Shareholders Agreement and the performance by the undersigned of its obligations hereunder and thereunder do not and will not conflict with or violate any provision of, or require the consent or approval of any Person (except for any such consents or approvals which have been obtained) under, (i) applicable Law (as such term is used in the Shareholders Agreement), or (ii) the organizational documents of the undersigned.

The execution and delivery by the undersigned of this Joinder Agreement and the performance by the undersigned of its obligations hereunder and under the Shareholders Agreement have been duly authorized by all necessary corporate or other analogous action on the part of the undersigned. This Agreement has been duly executed and delivered by the undersigned, and assuming the due authorization, execution and delivery by the other parties hereto, each of this Joinder Agreement and the Shareholders Agreement constitutes a legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, subject only to bankruptcy, insolvency and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the [•] day of [•], 20[•].

[•]
a [•]

By:
Name:
Title:

Accepted by:

AvalonBay Communities, Inc., a Maryland corporation

By:
Name:
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT TO AVALONBAY COMMUNITIES, INC. SHAREHOLDER AGREEMENT]